UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        January 30, 2001
                                                  ------------------------------

                            ILLUMINET HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                        0-27555                  36-4042177
--------------------------- ----------------------- ----------------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                          98503
--------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code            (360) 493-6000
                                                       -------------------------



                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

        On January 30, 2001, the Company issued a press release announcing financial results for its fourth quarter and fiscal year ended December 31, 2000. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)      EXHIBITS.  The following exhibits are filed herewith:

           99.1    Press Release dated January 30, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 30, 2001
                                  ILLUMINET HOLDINGS, INC.


                                  By:   /s/ Daniel E. Weiss
                                      ---------------------------------------
                                     Daniel E. Weiss, Vice President -
                                     Finance and Chief Financial Officer